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                                                                   EXHIBIT 10.5

                                    EXHIBIT D
                        FORM OF NON-COMPETITION AGREEMENT

     NON-COMPETITION AGREEMENT dated as of ________ __, 200_ (this "AGREEMENT"), between CRIIMI MAE INC., a Maryland corporation (the "COMPANY"), and BRASCAN REAL ESTATE FINANCIAL INVESTMENTS LLC, a Delaware limited liability company (the "INVESTOR").

                                   WITNESSETH:

     WHEREAS the Investor and the Company are parties to an Investment Agreement dated as of November [14], 2002 (the "INVESTMENT AGREEMENT"; certain terms used but not defined herein shall have the meanings assigned thereto in the Investment Agreement); and

     WHEREAS the Investment Agreement provides that the Investor and the Company shall enter into this Agreement at the Closing.

     NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein and in the Investment Agreement, the parties hereto agree as follows:

          SECTION 1. NON-COMPETITION. Until the third anniversary of the Closing, the Investor (and its controlled affiliates) shall not, directly or indirectly, compete with the Company, subject to Section 2, in the following areas of business ("COMPANY BUSINESS"):

          (i) acquiring non-investment grade securities that represent interests in or debt secured by portfolios of commercial and/or multifamily mortgage loans (with each such portfolio containing 20 or more loans) originated in anticipation of rated "conduit" securitizations and that, at the time of acquisition, afford the holder thereof the right to appoint the special servicer for such portfolios,

          (ii) originating or purchasing commercial and/or multifamily mortgage loans in anticipation of including such loans in portfolios of 20 or more loans for rated "conduit" securitization transactions, and originating or purchasing mezzanine loans in connection with such mortgage loans so long as such mezzanine loans are not in excess of $5,000,000 per loan,

          (iii) servicing (as master servicer, primary servicer or special servicer) commercial and/or multifamily loans and

          (iv) providing commercial and/or multifamily mortgage loan due diligence services to third parties.

          SECTION 2. PERMITTED ACTIVITIES. Notwithstanding Section 1, the Investor or a controlled affiliate of the Investor may (i) sponsor collateral bond or loan obligations ("CBOS"), (ii) include non-investment grade commercial mortgage backed securities in such CBOs (and may purchase or otherwise acquire them for such inclusion), (iii) own less than an aggregate of 10% of the any class of stock of a public company engaged, directly or indirectly, in Company Business, (iv) own less than 10% in value of any instrument of indebtedness of a public company

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engaged, directly or indirectly, in Company Business and (v) own a Person that engages, directly or indirectly, in Company Business if such Company Business accounts for less than 10% of such Person's consolidated annual revenues.

          SECTION 3. COMPANY COVENANT. At any time after the maturity of the Subordinated Debt, the Company shall not engage in any business activity other than Company Business, except to the extent otherwise approved by resolution of a majority of members of the Company Board who are not Approved Nominees or the Investor Nominee.

          SECTION 4. NOTICE. Whenever any notice is required to be given hereunder, such notice shall be deemed given only when such notice is in writing and is delivered by messenger or courier or, if sent by fax, when received. All notices, requests and other communications hereunder shall be delivered by courier or messenger or shall be sent by facsimile to the following addresses:

          (i)     If to the Investor, at the following address:

                         Brascan Real Estate Financial Investments LLC One Liberty Plaza
                         New York, New York 10006
                         Facsimile: (212) 417-7292
                         Attention: Barry Blattman

with a copy by facsimile or messenger or courier to:

                         Sidley Austin Brown & Wood LLP
                         787 Seventh Avenue
                         New York, New York 10019
                         Facsimile: (212) 839-5599
                         Attention: Scott M. Freeman

          (ii)    If to the Company, at the following address:

                         CRIIMI MAE Inc.
                         11200 Rockville Pike
                         Rockville, Maryland  20852
                         Facsimile: (301) 255-0620
                         Attention: David B. Iannarone

with a copy by facsimile or messenger or courier to:

                         Venable, Baetjer, Howard & Civiletti, LLP
                         1201 New York Ave., N.W.
                         Suite 1000
                         Washington D. C.  20005
                         Facsimile: (202) 962-8300
                         Attention: Arthur E. Cirulnick

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or to such other respective addresses as may be designated by notice given in accordance with this Section 4.

          SECTION 5. COMPLETE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement, the other Ancillary Agreements, the Investment Agreement, the Confidentiality Agreement and the Company Letter constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith. This Agreement is not intended to confer upon any Person other than the Company and the Investor any rights or remedies hereunder.

          SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAWS. THE INVESTOR AND THE COMPANY HEREBY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR TO DETERMINE THE RIGHTS OF ANY PARTY HERETO.

          SECTION 7. NO ASSIGNMENT. This agreement may be assigned by the Investor without the consent of the Company to Brascan Real Estate Financial Partners LLC or a controlled affiliate thereof. Subject to the foregoing, neither this Agreement nor any rights or obligations under it are assignable by either party without the written consent of the other party.

          SECTION 8. HEADINGS. The descriptive headings of the sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

          SECTION 9. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties in separate counterparts. All such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

          SECTION 10. INTERPRETATION. The word "including", when used herein, shall be deemed to mean "including, without limiting the generality of the foregoing". When a reference is made in this Agreement to a Section, such reference shall be to a section of this Agreement, unless otherwise indicated.

          SECTION 11. REMEDIES; WAIVER. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. Notwithstanding any other provision of this Agreement, it is understood and agreed that remedies at law would be inadequate in the case of any breach of the covenants contained in this Agreement. The Company and the Investor shall be entitled to equitable relief, including the remedy of specific performance with respect to any breach or attempted breach of such covenants by the other party. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

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          SECTION 12. SEVERABILITY. Any invalidity, illegality or
unenforceability of any provision of this Agreement in any jurisdiction shall not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and shall not invalidate or render illegal or unenforceable such provisions in any other jurisdiction. The Company and the Investor shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provision with a valid, legal and enforceable provision, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision. If at any time the provisions of this Agreement shall be determined to be invalid or unenforceable by reason of being vague or unreasonable as to area, duration or scope of activity, this Agreement shall be considered divisible and shall become and be immediately amended to only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter, and the Company and the Investor agree that this Agreement as so amended shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

          SECTION 13. AMENDMENT; WAIVER. This Agreement may be amended only by agreement in writing of both parties. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

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          IN WITNESS WHEREOF, the Investor and the Company have caused this
Agreement to be signed by their respective offers thereunto duly authorized all as of the date first written above.


                                             BRASCAN REAL ESTATE FINANCIAL
                                                   INVESTMENTS LLC

                                             By: BRASCAN REAL ESTATE
                                                   FINANCIAL PARTNERS LLC,
                                                   its Managing Member


                                             By:
                                                --------------------------------
                                                Name: Barry Blattman
                                                Title: President

                                             CRIIMI MAE INC.



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

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